UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2003

MCG CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-33377	54-1889518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Wilson Boulevard, Suite 3000

Arlington, VA 22209

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 247-7500

Item 7. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Description

99.1	Press release dated June 16, 2003

Item 9. Regulation FD Disclosure.

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

On June 16, 2003, the Company issued a press release announcing its dividend for the quarter ended June 30, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2003	MCG CAPITAL CORPORATION

	By:	/s/ SAMUEL G. RUBENSTEIN
Samuel G. Rubenstein Secretary and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 16, 2003

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